UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2023

ROYALTY MANAGEMENT HOLDING CORPORATION
(Exact name of Registrant as specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40233

(Commission File Number)

86-1599759

(IRS Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers, Indiana 46038

(Address of Principal Executive Offices and Zip Code)

(317) 855-9926

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	RMCO	Nasdaq Capital Market
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	RMCOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As used in this Current Report on Form 8-K (this “Current Report”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Registrant,” “we,” “us” and “our” refer to the entity formerly named American Acquisition Opportunity Inc., after giving effect to the Business Combination (as defined below), and as renamed Royalty Management Holding Corporation. Terms used in this Current Report but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meanings given to such terms in the Proxy Statement/Prospectus (as defined below) and such definitions are incorporated herein by reference.

As previously announced, on October 31, 2023 (the “Closing Date”), Royalty Management Holding Corporation (formerly known as American Acquisition Opportunity Inc.) (prior to consummation of the Business Combination (as defined below), “AMAO” and after consummation of the Business Combination, the “Company”) announced that the business combination (the “Business Combination”) between AMAO and Royalty Management Corporation (“Royalty”), an Indiana corporation, was completed on October 31, 2023 pursuant to the Agreement and Plan of Merger, dated as of June 28, 2022 (as amended by Amendment No. 1, dated as of November 27, 2022, and Amendment No. 2, dated as of April 25, 2023) by and among AMAO, Royalty and Royalty Merger Sub Inc., an Indiana corporation and wholly owned subsidiary of AMAO (the “Business Combination Agreement”).

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and subject to the conditions of the Business Combination Agreement and as described in the final prospectus and definitive proxy statement of AMAO, dated and filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 20, 2023 (the “Proxy Statement/Prospectus”), the following occurred:

●

each share of Merger Sub’s common stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one share of Royalty’s common stock, par value $0.001 per share (“Royalty Common Stock”);

●

each outstanding warrant to purchase shares of Royalty Common Stock outstanding as of immediately prior to the Effective Time automatically, depending on the applicable exercise price, was cancelled or exercised on a net exercise basis and converted into shares of Royalty Common Stock in accordance with its terms;

●	each outstanding Royalty convertible promissory note was automatically converted into shares of Royalty Common Stock in accordance with its terms;

●

each share of Royalty Common Stock issued and outstanding immediately prior the Effective Time was cancelled and converted into the right to receive a number of shares of the Company’s Class A common stock, par value $0.0001 per share (“New Royalty Common Stock”), equal to the Exchange Ratio; and

●

an aggregate of 2,726,500 shares of AMAO Class B common stock, par value $0.0001 per share (“AMAO Class B Common Stock”), held by the Sponsor, related parties, and AMAO’s former independent directors automatically converted into an equal number of shares of New Royalty Common Stock.

The Exchange Ratio was calculated in accordance with the Business Combination Agreement and represents the number of shares of New Royalty Common Stock which each share of Royalty Common Stock was converted into the right to receive pursuant to the applicable provisions of the Business Combination Agreement. The Exchange Ratio was equal to 1.5034.

The foregoing description of the Business Combination Agreement is qualified in its entirety by the full text of the form of Business Combination Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

As of the open of trading on November 6, 2023, the New Royalty Common Stock and warrants of the Company began trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “RMCO” and “RMCOW,” respectively.

Item 1.01 Entry into a Material Definitive Agreement.

Indemnity Agreements

On October 31, 2023, in connection with the closing of the Business Combination and as contemplated by the Business Combination Agreement, the Company entered into indemnity agreements with each of its directors and executive officers. These indemnity agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnity agreements is qualified in its entirety by the full text of the form of indemnity agreement, which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On October 30, 2023, the Business Combination was approved by the stockholders of AMAO at a special meeting of the stockholders (the “Special Meeting”).

Consideration Paid to AMAO’s Stockholders in the Business Combination

In connection with the Business Combination, holders of 253,807 shares of AMAO Class A Common Stock exercised their right to redeem those shares for cash at an approximate price of $10.47 per share, for an aggregate of approximately $2.66 million, which was paid to such holders on the Closing Date.

Upon completion of the Business Combination, an aggregate of 2,726,500 shares of AMAO Class B Common Stock held by the Sponsor, related parties, and AMAO’s former independent directors automatically converted into an equal number of shares of New Royalty Common Stock at the closing of the Business Combination.

Consideration Paid to Royalty’s Stockholders in the Business Combination

The consideration paid to shareholders of Royalty in connection with the Business Combination consisted of 11,100,000 shares of New Royalty Common Stock.

Company Securities Outstanding Following the Business Combination

Immediately after giving effect to the completion of the Business Combination on October 31, 2023, there were outstanding:

●	14,270,761 shares of New Royalty Common Stock; and

●	9,153,996 warrants, each exercisable for one share of New Royalty Common Stock at a price of $11.50 per share.

The material terms and conditions of the Business Combination Agreement are described in the section “The Business Combination Agreement” beginning on page 81 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Business Combination Agreement, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Current Report, including statements as to future results of operations and financial position, revenue and other metrics, products, business strategy and plans, objectives of management for future operations of the Company, market size and growth, competitive position and technological and market trends, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	The Company’s performance following the Business Combination;

●

Changes in the market price of shares of New Royalty Common Stock after the Business Combination, which may be affected by factors different from those that affected the price of shares of AMAO Class A Common Stock;

●	Changes in the need for capital and the availability of financing and capital to fund these needs;

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●	The Company’s ability to realize some or all of the anticipated benefits of the Business Combination;

●	Changes in interest rates or rates of inflation;

●	Legal, regulatory and other proceedings could be costly and time-consuming to defend;

●	Changes in applicable laws or regulations, or the application thereof on the Company;

●	The Company’s ability to maintain the listing of its securities on Nasdaq following the Business Combination;

●	Market acceptance of the Company’s current and future products and services;

●	Changing regulatory environments and costs associated with compliance, particularly as related to the Company’s operations in the resource sector;

●	The Company’s ability to compete with other companies offering similar revenue and royalty streams;

●	The amount and timing of operating expenses, particularly lease and royalty administration of the Company’s business, operations and infrastructure;

●	The Company’s ability to control costs, including operating expenses as well as future investments;

●	The Company’s ability to manage organic growth and growth fueled by acquisitions;

●	Investor perception and acceptance of resource-related royalty streams;

●	General economic conditions and events;

●	The effects of catastrophic events, including war, terrorism and other international conflicts; and

●	Other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those set forth under the section entitled “Risk Factors.”

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.  You should not place undue reliance on these forward-looking statements. The Company does not give any assurance that it will achieve its expected results and does not undertake any duty to update these forward-looking statements, except as required by law.

Business and Facilities

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information About Royalty” beginning on page 110, which is incorporated herein by reference.

The Company’s investor relations website is located at https://royaltymgmtcorp.com/public. The Company uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under “SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 31, which is incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

Reference is made to the disclosure set forth in Item 9.01(a) of this Current Report concerning the financial information of AMAO and Royalty.

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Unaudited Pro Forma Condensed Combined Financial Information

Reference is made to the disclosure set forth in Item 9.01(b) of this Current Report concerning the unaudited pro forma condensed combined financial information of the Company and Royalty.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosure about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Royalty Management Co. Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 114, which is incorporated herein by reference.

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information known by the Company regarding the beneficial ownership of New Royalty Common Stock immediately following the Closing, by:

●	each person or “group” who is known by the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of New Royalty Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all current executive officers and directors, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The information below is based on an aggregate of 14,270,761 shares of New Royalty Common Stock issued and outstanding as of the Closing Date immediately after giving effect to the Business Combination. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	New Royalty Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five percent holders:
First Frontier Capital LLC (2)	2,163,161	15.16%
White River Holdings LLC(3)	1,959,935	13.73%
Liberty Hill Capital Management LLC(4)	1,420,108	9.95%
Homewood Holdings LLC	1,058,160	7.37%

Named Executive Officers and Directors:
Thomas Sauve(3)	2,163,161	15.16%
Kirk Taylor(4)	1,420,108	9.95%
Daniel J. Hasler	—	*
Gary Ehlebracht	—	*
Julie K. Griffith	—	*
All current directors and executive officers as a group (5 persons)	3,583,269	25.11%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of each of the beneficial owners is c/o Royalty Management Holding Corporation, 12115 Visionary Way, Suite 174, Fishers, IN 46038.

(2)	Mr. Thomas Sauve is the beneficial owner of First Frontier Capital LLC.

(3)	Mr. Mark Jensen, the former chief executive officer of Royalty, is the beneficial owner of White River Holdings LLC.

(4)	Mr. Kirk Taylor is the beneficial owner of Liberty Hill Capital Management LLC.

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Directors and Executive Officers

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination“ beginning on page 133, which information is incorporated herein by reference.

Director Independence

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination“ beginning on page 133, which information is incorporated herein by reference.

Committees of the Board of Directors

Reference is made to the disclosure contained in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2023, which information is incorporated herein by reference.

Executive Compensation

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Employment Agreements” beginning on page 113, which information is incorporated herein by reference.

Director Compensation for 2022

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2022 to each non-employee director of the Company.

Director Name	Fees Earned or Paid in Cash in 2022
Mark J. LaVerghetta	$20,000
Peter B. Rodriguez	$20,000

Certain Relationships and Related Party Transactions

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Certain Royalty Relationships and Related Party Transactions” beginning on page 118 and “Certain American Acquisition Opportunities Relationships and Related Party Transactions” beginning on page 132, which information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Legal Proceedings” on page 113 and “Legal Proceedings” on page 127, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Price Range of Securities and Dividends” beginning on page 157 and “Description of the Combined Company’s Securities” beginning on page 135, which information is incorporated herein by reference.

As of the open of trading on November 6, 2023, the New Royalty Common Stock and warrants began trading on Nasdaq under the symbols “RMCO” and “RMCOW,” respectively. On the Closing Date, AMAO’s outstanding units separated into their component parts and, on November 3, 2023, ceased trading on Nasdaq.

As of the Closing Date, there were 14,270,761 shares of New Royalty Common Stock issued and outstanding held by approximately 336 holders of record and 9,153,996 warrants issued and outstanding, each exercisable for one share of New Royalty Common Stock, at a price of $11.50 per share.

Description of Registrant’s Securities

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Description of the Combined Company’s Securities” beginning on page 135, which information is incorporated herein by reference.

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Indemnification of Directors and Officers

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Limitation on Liability and Indemnification of Directors and Officers” beginning on page 142, which information is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report under the section entitled “Indemnity Agreements” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth below in Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, all of AMAO’s outstanding units separated into their component parts of one share of AMAO Class A Common Stock and one warrant to purchase one share of AMAO Class A Common Stock and AMAO’s units ceased trading on Nasdaq.

Item 3.03 Material Modification to Rights of Security Holders.

At the Special Meeting, AMAO’s stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the section entitled “Proposal No. 2 — The Charter Proposal” beginning on page 102 (the “Charter Proposal”), and that information is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the Company adopted the Amended and Restated Certificate of Incorporation (as amended and restated, the “Charter”) and amended and restated bylaws (as amended and restated, the “Bylaws”). The Charter became effective upon filing with the Secretary of State of the State of Delaware on October 31, 2023, and includes the amendments proposed by the Charter Proposals.

Pursuant to the Charter and Certificate of Designation, there are 100,000,000 shares of New Royalty Common Stock and 10,000,000 shares of preferred stock authorized, of which no preferred stock are designated or outstanding. The disclosure set forth in the section entitled “Description of the Combined Company Securities” beginning on page 135 of the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the Charter and Bylaws do not purport to be complete and are qualified in their entirety by the terms of the Charter and Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the sections entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 66 of the Proxy Statement/Prospectus, “The Business Combination Agreement” beginning on page 81 of the Proxy Statement/Prospectus, under “Introductory Note” and under Item 2.01 in this Current Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

On the Closing Date, each of Daniel J. Hasler, Gary Ehlebracht, Julie K. Griffith, and Thomas Sauve were elected as directors of the Company, with Thomas Sauve appointed as chairman of the board of directors (the “Board”), and Thomas Sauve was appointed to serve as the Chief Executive Officer upon the completion of the Business Combination, and Kirk Taylor remains as the Chief Financial Officer upon the completion of the Business Combination. Biographical information with respect to such individuals is set forth in the section entitled “Executive Officers and Directors After the Business Combination” beginning on page 133 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Departure of Directors and Certain Officers

Effective upon the Closing Date, Edward Smith resigned as director of AMAO, and Thomas Sauve replaced Mark Jensen as Chairman of the Board and Chief Executive Officer. Effective upon the Closing Date, Mark Jensen resigned as Chief Executive Officer of AMAO.

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Compensatory Arrangements for Directors and Executive Officers

The information set forth in the sections entitled “Executive and Director Compensation on pages 122 and 124 of the Proxy Statement/Prospectus is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the section entitled “The Business Combination Agreement” beginning on page 81 of the Proxy Statement/Prospectus, in the information set forth under “Introductory Note” in this Current Report and in the information set forth under Item 2.01 in this Current Report, each of which is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Royalty as of and for the years ended December 31, 2022 and 2021, the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-20 and are incorporated herein by reference. The unaudited financial statements of Royalty as of and for the six months ended June 30, 2023 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The information set forth in Exhibit 99.1 to this Current Report, which includes the unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the year ended December 31, 2022 and the six months ended June 30, 2023 is incorporated herein by reference.

(c) Exhibits.

Exhibit	Description	Incorporated by Reference
		Schedule / Form	File Number	Exhibit Number	File Date
2.1	Agreement and Plan of Merger, dated as of June 28, 2022, by and among American Acquisition Opportunity, Inc. Royalty Merger Sub, Inc. and Royalty Management Corporation	8-K	001-40233	2.1	July 5, 2022
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 27, 2022, by and among American Acquisition Opportunity, Inc. Royalty Merger Sub, Inc. and Royalty Management Corporation	S-4/A	333-252751	Annex A	October 20, 2023
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of April 28, 2023 by and among American Acquisition Opportunity, Inc. Royalty Merger Sub, Inc. and Royalty Management Corporation	8-K	001-40233	2.1	May 1, 2023
3.1*	Amended and Restated Certificate of Incorporation of Royalty Management Holding Corporation
3.2*	Amended and Restated Bylaws of Royalty Management Holding Corporation
4.1	Specimen Common Stock Certificate of Royalty Management Holding Corporation..	S-4/A	333-252751	4.5	October 19, 2023
10.1	Letter Agreement, dated March 17, 2021, among American Acquisition Opportunity, American Opportunity Ventures LLC, and Kingswood.	8-K	001-40233	10.1	March 23, 2021
10.2	Registration Rights Agreement, dated March 17, 2021, by and between American Acquisition Opportunity Inc. and Initial Stockholders.	8-K	001-40233	10.3	March 23, 2021
10.3	Private Placement Warrants Purchase Agreement, dated March 17, 2021, by and between American Acquisition Opportunity Inc. and American Opportunity Ventures LLC	8-K	001-40233	10.6	March 23, 2021
10.4	Company Support Agreement by and among American Acquisition Opportunity Inc., Royalty Management Corporation, and certain stockholders of Royalty Management Corporation, dated June 28, 2022	8-K	001-40233	10.2	July 5, 2022
10.5	Sponsor Support Agreement by and among American Opportunity Ventures LLC, American Acquisition Opportunity Inc., and Royalty Management Corporation, dated June 28, 2022	8-K	001-40233	10.1	July 5, 2022
10.6	Form of Amended and Restated Registration Rights Agreement	S-4/A	333-252751	10.17	February 6, 2023
10.7†	Form of Employment Agreement	S-4/A	333-252751	10.18	October 19, 2023
10.8*†	Form of Indemnity Agreement
21.1*	List of Subsidiaries.
99.1*	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the year ended December 31, 2022 and for the six months ended June 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The annexes, schedules, and certain exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

____________

*    Filed herewith

†    Indicates a management contract or compensatory plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royalty Management Holding Corporation

Dated: November 6, 2023	By:	/s/ Thomas Sauve
Thomas Sauve Chief Executive Officer

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